UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

CDW Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International
Lincolnshare, Illinois 60069
(Address of Principal Executive Offices) (Zip Code)

(847) 465-6000

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CDW Corporation (the “Company”) today announced that Thomas E. Richards notified the Company’s Board of Directors (the “Board”) of his intention to retire as Executive Chairman and a member of the Board, effective December 31, 2019, consistent with the Company’s previously disclosed succession planning process. Effective upon Mr. Richards’ resignation, the size of the Board will decrease from twelve to eleven members.

The Company also announced that David W. Nelms, the Company’s current independent Lead Director, has been appointed Non-Executive Chairman of the Board, effective January 1, 2020.

A copy of the related press release issued by the Company on December 23, 2019 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2019, the Board of Directors (the “Board”) of CDW Corporation (“CDW”) adopted amendments to CDW’s bylaws (the “Bylaws”) to implement proxy access. Article II, Section 11(c) has been added to the Bylaws to permit a stockholder, or a group of no more than 20 stockholders, owning at least three percent of CDW’s outstanding common stock continuously for at least three years to nominate and include in CDW’s proxy materials for an annual meeting of stockholders director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the procedural and disclosure requirements specified in the Bylaws.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by the text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of CDW Corporation, effective as of December 17, 2019

99.1	Press Release dated December 23, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: December 23, 2019	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary